NOTES PAYABLE	12 Months Ended
Mar. 31, 2022
NOTES PAYABLE

28 NOTES PAYABLE

Diginex Capital Limited, a subsidiary incorporated in the United Kingdom and operating as an Authorized Representative of Starmark, issued a loan note with a value date of 6 September 2019. Starmark is regulated by the Financial Conduct Authority (“FCA”), the financial services regulatory body in the United Kingdom. The loan note was available to only employees and shareholders of Diginex HK and its subsidiaries due to regulatory constraints. The loan note was structured in $5,000 units and paid interest of 15% per annum and interest payments were made on a quarterly basis. During the year ended 31 March 2021 a further $17,156 of interest was accrued (note 8) until the notes were redeemed early, in full, on the 1 June 2020.